UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2008


                             AMF CAPITAL GROUP INC.
             (Exact name of registrant as specified in its charter)

          Nevada                      333-153354                98-0460379
(State or Other Jurisdiction       (Commission File          (I.R.S. Employer
      of Incorporation)                Number)            Identification Number)

                               2424 W. Main Street
                              Alhambra, California
                                    USA 91801
                    (Address of principal executive offices)

                             Telephone: 626-862-8208
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

APPOINTMENT OF  DIRECTOR & OFFICER

On October 28, 2008, the Company accepted the resignation of its sole officer and director Angelo Armenta and appointed Marga Armenta as a Director and sole Officer of the Company, effective as of equal date.

Marga Armenta has worked as an executive for a variety of companies during her career, and has specialized in providing financial management to the companies she has worked for. She is currently the Chief Financial Officer for Carpet 4 Less, located in Alhambra, California. She was one of the founders of this business, and has since been responsible for marketing the business, as well as taking care of the financial affairs of the business. Prior to founding Carpet 4 Less, Ms. Armenta worked for the Disney Corporation as an accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AMF CAPITAL GROUP INC.

Date: October 30, 2008                         /S/ Marga Armenta
                                               -------------------------------
                                               President and Director

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